SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

      [X] CURRENT REPORT PURSUANT TO `SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                          Date of Report July 19, 2005

                        Commission File Number 333-74396


                           JPC CAPITAL PARTNERS, INC.


                 (Name of Small Business Issuer in Its Charter)


                Delaware                                58-2451191
      -------------------------------                -------------------
      (State or Other Jurisdiction of                 (I.R.S. Employer
      Incorporation or Organization)                  Identification No.)



           555 North Point Center East, 4th Floor
                    Alpharetta, GA 30022                  (678) 366-5019
          ----------------------------------------   ---------------------------
          (Address of Principal Executive Offices)   (Issuer's Telephone Number,
                                                         Including Area Code)

ITEM 5.02 Deparature of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective July 15, 2005, Jose A. Auffant resigned as a Director and Officer of the Company to accept a position with another firm. There were no disagreements with the Company on any other matter relating to the registrant's operations, policies or practices, nor was Mr. Auffant removed for cause.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 JPC CAPITAL PARTNERS, INC.
                                                 Registrant



                                                 /s/   Jimmie N. Carter
                                                 -------------------------------
                                                 Jimmie N. Carter
                                                 Executive Vice President, and
                                                 Chief Financial Officer
Date:       July 19, 2005